Exhibit 21

Community Health Systems, Inc.

SUBSIDIARY LISTING

(*)	Majority position held in an entity with physicians, non-profit entities or both
(#)	Minority position held in a non-consolidating entity

5300 Grand Limited Partnership* (OK)

A Woman’s Place, LLC (DE)

Abilene Clinic Asset Holding Company, LLC (DE)

Abilene Hospital, LLC (DE)

Abilene Merger, LLC (DE)

Affinity Cardiovascular Specialists, LLC (DE)

Affinity Health Systems, LLC (DE)

Affinity Hospital, LLC (DE)	d/b/a Grandview Medical Center

Affinity Neurosurgical Specialists, LLC (DE)

Affinity Orthopedic Services, LLC (DE)

Affinity Physician Services, LLC (DE)

Affinity Skilled Nursing, LLC (DE)

Alabama HMA Physician Management, LLC (AL)

Alaska Physician Services, LLC (DE)

Alice Hospital, LLC (DE)

Alice Regional Hospital Community Alliance, Inc. (TX)

Alliance Health Partners, LLC* (MS)	d/b/a Merit Health Batesville

Alliance Outpatient Imaging JV, LLC# (DE)

Ambulance Services of Dyersburg, Inc. (TN)

Ambulance Services of Forrest City, LLC (AR)

Ambulance Services of Lexington, Inc. (TN)

Ambulance Services of McKenzie, Inc. (TN)

Ambulance Services of McNairy, Inc. (TN)

Ambulance Services of Tooele, LLC (DE)

Amory HMA Physician Management, LLC (MS)

Amory HMA, LLC (MS)	d/b/a Merit Health Gilmore Memorial

Anesthesiology Group of Hattiesburg, LLC (DE)

Angelo Community Healthcare Services, Inc. (TX)

Anna Clinic Corp. (IL)

Anna Home Care Services, LLC (DE)

Anna Hospital Corporation (IL)	d/b/a Union County Hospital

Anniston HMA, LLC* (AL)	d/b/a Stringfellow Memorial Hospital

APS Medical, LLC (DE)

Arizona ASC Management, Inc. (AZ)

Arizona DH, LLC (DE)

Arizona Medco, LLC (DE)

Arkansas HMA Regional Service Center, LLC (AR)

Arkansas Medical Imaging JV, LLC# (DE)

ARMC, LP (DE)	d/b/a Abilene Regional Medical Center

Arusha LLC* (PA)

ASC JV Holdings, LLC (DE)

ASCOA JV, LLC* (DE)

Augusta Health System, LLC* (DE)

Augusta HMA Physician Management, Inc. (GA)

Augusta HMA, Inc. (GA)

Augusta Home Care Services, LLC (DE)

Augusta Hospital, LLC* (DE)	d/b/a Trinity Hospital of Augusta

Augusta Physician Services, LLC (DE)

Barberton Health System, LLC (DE)

Barberton Physician Services, LLC (DE)

Barrow Health Ventures, Inc.* (GA)

Barstow Healthcare Management, Inc. (CA)

Bartow HMA Physician Management, LLC (FL)

Bartow HMA, LLC (FL)

Batesville HMA Development, LLC (MS)

Batesville HMA Medical Group, LLC* (MS)

Bayfront Ambulatory Surgical Center, LLC (DE)

Bayfront HMA Convenient Care, LLC* (FL)

Bayfront HMA Healthcare Holdings, LLC* (FL)

Bayfront HMA Home Health, LLC (FL)

Bayfront HMA Investments, LLC* (FL)

Bayfront HMA Medical Center, LLC* (FL)	d/b/a Bayfront Health St. Petersburg

Bayfront HMA Physician Management, LLC* (FL)

Bayfront HMA Real Estate Holdings, LLC* (FL)

Bayfront HMA Wellness Center, LLC* (FL)

Beauco, LLC (DE)

Beaumont Medical Center, L.P. (DE)

Beaumont Regional, LLC (DE)

Berwick Clinic Company, LLC (DE)

Berwick Clinic Corp. (PA)

Berwick Home Care Services, LLC (DE)

Berwick Home Health Private Care, Inc. (PA)

Berwick Hospital Company, LLC (DE)	d/b/a Berwick Hospital Center

BH Trans Company, LLC (DE)

Big Bend Home Care Services, LLC (DE)

Big Bend Hospital Corporation (TX)	d/b/a Big Bend Regional Medical Center

Big Spring Hospital Corporation (TX)	d/b/a Scenic Mountain Medical Center

Biloxi H.M.A., LLC (MS)	d/b/a Merit Health Biloxi

Biloxi HMA Physician Management, LLC (MS)

Birmingham Holdings II, LLC (DE)

Birmingham Holdings, LLC (DE)

Birmingham Home Care Services, LLC (DE)

Blackwell HMA, LLC (OK)	d/b/a AllianceHealth Blackwell

Blackwell HMPN, LLC (OK)

Blackwell Home Health & Hospice, LLC (OK)

Blue Island Clinic Company, LLC (DE)

Blue Island HBP Medical Group, LLC (DE)

Blue Island Home Care Services, LLC (DE)

Blue Island Hospital Company, LLC (DE)	d/b/a MetroSouth Medical Center

Blue Island Illinois Holdings, LLC (DE)

Blue Ridge Georgia Holdings, LLC (DE)

Blue Ridge Georgia Hospital Company, LLC* (DE)	d/b/a Fannin Regional Hospital

Bluefield Clinic Company, LLC (DE)

Bluefield HBP Medical Group, LLC (DE)

Bluefield Holdings, LLC (DE)

Bluefield Hospital Company, LLC (DE)	d/b/a Bluefield Regional Medical Center

Bluffton Health System LLC (DE)	d/b/a Bluffton Regional Medical Center

Bluffton Physician Services, LLC (DE)

Boyertown Medical Services, L.P.# (PA)

Brandon HMA, LLC (MS)	d/b/a Merit Health Rankin

Brandywine Hospital Malpractice Assistance Fund, Inc. (PA)

Brazos Valley of Texas, L.P. (DE)

Brazos Valley Surgical Center, LLC (DE)

Brevard HMA ALF, LLC (FL)

Brevard HMA APO, LLC (FL)

Brevard HMA ASC, LLC (FL)

Brevard HMA Diagnostic Imaging, LLC (FL)

Brevard HMA HME, LLC (FL)

Brevard HMA Holdings, LLC (FL)

Brevard HMA Home Health, LLC (FL)

Brevard HMA Hospice, LLC (FL)

Brevard HMA Hospitals, LLC (FL)

Brevard HMA Investment Properties, LLC (FL)

Brevard HMA Nursing Home, LLC (FL)

Broken Arrow Medical Group, LLC (DE)

Brooklyn Medical Associates, LLC (IN)

Brooksville HMA Physician Management, LLC (FL)

Brownsville Clinic Corp. (TN)

Brownsville Hospital Corporation (TN)

Brownwood Asset Holding Company, LLC (DE)

Brownwood Hospital, L.P. (DE)	d/b/a Brownwood Regional Medical Center

Brownwood Medical Center, LLC (DE)

Bullhead City Clinic Corp. (AZ)

Bullhead City Hospital Corporation (AZ)	d/b/a Western Arizona Regional Medical Center

Bullhead City Hospital Investment Corporation (DE)

Bullhead City Imaging Corporation (AZ)

Byrd Medical Clinic, Inc. (LA)

Cahaba Orthopedics, LLC (DE)

Campbell County HMA, LLC (TN)	d/b/a LaFollette Medical Center

Canton HMA, LLC (MS)

Cardiology Associates of Spokane, LLC (DE)

Cardiology Associates of Tri-cities, LLC (DE)

Carlisle HMA Physician Management, LLC (PA)

Carlisle HMA Surgery Center, LLC (PA)

Carlisle HMA, LLC (PA)	d/b/a Carlisle Regional Medical Center

Carlisle Medical Group, LLC (PA)

Carlsbad Medical Center, LLC (DE)	d/b/a Carlsbad Medical Center

Carolina Surgery Center, LLC* (SC)

Carolinas Holdings, LLC (DE)

Carolinas Internal Medicine, LLC (DE)

Carolinas JV Holdings General, LLC (DE)

Carolinas JV Holdings II, LLC (DE)

Carolinas JV Holdings, L.P. (DE)

Carolinas Medical Alliance, Inc. (SC)

Carolinas OB/GYN Medical Group, LLC (DE)

CDI JV, LLC (DE)#

Cedar Park Clinic Asset Holding Company, LLC (DE)

Cedar Park Health System, L.P.* (DE)	d/b/a Cedar Park Regional Medical Center

Center for Adult Healthcare, LLC (DE)

Center for Medical Interoperability, Inc. (DE)#

Central Alabama Physician Services, Inc. (AL)

Central Florida HMA Holdings, LLC (DE)

Central Polk, LLC* (FL)

Central States HMA Holdings, LLC (DE)

Centre Clinic Corp. (AL)

Centre HBP Services, LLC (DE)

Centre Home Care Corporation (AL)

Centre Hospital Corporation (AL)	d/b/a Cherokee Medical Center

Centre RHC Corp. (AL)

Chaves County New Mexico Hospital Company, LLC (DE)

Chester HMA Physician Management, LLC (SC)

Chester HMA, LLC (SC)	d/b/a Chester Regional Medical Center

Chester Medical Group, LLC (SC)

Chester PPM, LLC (SC)

Chestnut Hill Clinic Company, LLC* (DE)

Chestnut Hill Health System, LLC* (DE)

CHHS ALF Company, LLC* (DE)

CHHS Development Company, LLC* (DE)

CHHS Holdings, LLC (DE)

CHHS Hospital Company, LLC* (DE)	d/b/a Chestnut Hill Hospital

CHHS Rehab Company, LLC* (DE)

Children’s Mobile Team# (PA)

CHS Kentucky Holdings, LLC (DE)

CHS Mississippi State Political Action Committee (TN)

CHS Pennsylvania Holdings, LLC (DE)

CHS PSO, LLC (DE)

CHS Realty Holdings I, Inc. (TN)

CHS Realty Holdings II, Inc. (TN)

CHS Realty Holdings III, LLC (DE)

CHS Realty Holdings Joint Venture (TN)

CHS Receivables Funding, LLC (DE)

CHS Tennessee Holdings, LLC (DE)

CHS Utah Holdings, LLC (DE)

CHS Virginia Holdings, LLC (DE)

CHS Washington Holdings, LLC (DE)

CHS/Community Health Systems, Inc. (DE)

CHSPSC Leasing, Inc. (DE)

CHSPSC, LLC (DE)

CHS-QHC Bridge Company, LLC (DE)

Citrus HMA, LLC (FL)	d/b/a Seven Rivers Regional Medical Center

Claremore Anesthesia, LLC (DE)

Claremore Internal Medicine, LLC (DE)

Claremore Physicians, LLC (DE)

Claremore Regional Hospital, LLC (DE)

Clarksdale HMA Physician Management, LLC (MS)

Clarksdale HMA, LLC (MS)	d/b/a Merit Health Northwest Mississippi

Clarksville Endoscopy Center, LLC* (DE)

Clarksville Health System, G.P.* (DE)	d/b/a Gateway Health System

Clarksville Holdings II, LLC (DE)

Clarksville Holdings, LLC (DE)

Clarksville Home Care Services, LLC* (DE)

Clarksville Imaging Center, LLC# (TN)

Clarksville Physician Services, G.P.* (DE)

Cleveland Home Care Services, LLC (DE)

Cleveland Hospital Corporation (TN)

Cleveland Medical Clinic, Inc. (TN)

Cleveland PHO, Inc. (TN)

Cleveland Tennessee Hospital Company, LLC (DE)	d/b/a Tennova Healthcare—Cleveland

Click to Care, LLC (FL)

Clinton County Health System, LLC (DE)

Clinton HMA, LLC (OK)	d/b/a AllianceHealth Clinton

Clinton HMPN, LLC (OK)

Clinton Home Health & Hospice LLC (OK)

Clinton Hospital Corporation (PA)	d/b/a Lock Haven Hospital

Coast Imaging, LLC# (MS)

Coatesville Cardiology Clinic, LLC (DE)

Coatesville Clinic Company, LLC (DE)

Coatesville Hospital Corporation (PA)	d/b/a Brandywine Hospital

Cocke County HMA, LLC (TN)	d/b/a Newport Medical Center

Coffee Hospital Management Associates, Inc. (TN)

C-OK, LLC (DE)

College Station Clinic Asset Holding Company, LLC (DE)

College Station Diagnostic Clinic (TX)

College Station Hospital, L.P. (DE)	d/b/a College Station Medical Center

College Station Medical Center, LLC (DE)

College Station Merger, LLC (DE)

College Station RHC Company, LLC (DE)

Collier Boulevard HMA Physician Management, LLC (FL)

Collier HMA Facility Based Physician Management, LLC (FL)

Collier HMA Neurological Vascular Medical Group, LLC (FL)

Collier HMA Physician Management, LLC (FL)

Commonwealth CyberKnife, LLC# (DE)

Commonwealth Health Clinically Integrated Network, LLC (DE)

Commonwealth Health Urgent Care, LLC (DE)

Commonwealth Physician Network, LLC (DE)

Community GP Corp. (DE)

Community Health Care Partners, Inc. (MS)

Community Health Investment Company, LLC (DE)

Community Health Network, Inc. (AL)

Community Health Physicians Operations Holding Company, LLC (DE)

Community Health Systems Foundation (TN)

Community Health Systems Professional Services Corporation Political Action Committee (TN)

Community Health Systems, Inc. (DE)

Community Health United Home Care, LLC (DE)

Community Information Network, Inc.

Community Insurance Group SPC, LTD. (Cayman Islands)

Community LP Corp. (DE)

Community Network Solutions, LLC (DE)

Compass Imaging, LLC (MS)

Consolidated Hospital Laundry Services, Inc.# (IN)

Coronado Medical, LLC (DE)

Cottage Rehabilitation and Sports Medicine, L.L.C.# (IL)

Coventry Clinic Company, LLC (DE)

CP Hospital GP, LLC (DE)

CPLP, LLC (DE)

Credentialing Verification Services, LLC (DE)

Crestview Hospital Corporation* (FL)	d/b/a North Okaloosa Medical Center

Crestview Professional Condominiums Association, Inc.* (FL)

Crestview Surgery Center, L.P. (TN)

Crestwood Healthcare, L.P. (DE)	d/b/a Crestwood Medical Center

Crestwood Hospital LP, LLC (DE)

Crestwood Hospital, LLC (DE)

Crestwood Physician Services, LLC (DE)

Crestwood Surgery Center, LLC* (DE)

Crossgates HMA Medical Group, LLC (MS)

Crossroads Healthcare Management, LLC# (TX)

Crossroads Home Care Services, LLC (DE)

Crossroads Physician Corp. (IL)

Crystal River HMA Physician Management, LLC (FL)

CS Surgery Center Holdings, LLC* (DE)

CSMC, LLC (DE)

CSRA Holdings, LLC (DE)

Dallas Phy Service, LLC (DE)

Dallas Physician Practice, L.P. (DE)

Day Surgery, Inc. (KS)

DCF (TX)

Deaconess Health System, LLC* (OK)	d/b/a AllianceHealth Deaconess

Deaconess Holdings, LLC (DE)

Deaconess Hospital Holdings, LLC (DE)

Deaconess Metropolitan Physicians, LLC (DE)

Deaconess Physician Services, LLC (DE)

Deaconess Portland MOB Limited Partnership# (OK)

Deming Clinic Corporation (NM)

Deming Home Care Services, LLC (DE)

Deming Hospital Corporation (NM)	d/b/a Mimbres Memorial Hospital

Deming Nursing Home Company, LLC (DE)

Desert Hospital Holdings, LLC (DE)

Detar Hospital, LLC (DE)

DFW Physerv, LLC (DE)

DH Cardiology, LLC (DE)

DHFW Holdings, LLC (DE)

DHSC, LLC (DE)	d/b/a Affinity Medical Center

Diagnostic Clinic of Longview (TX)

Diagnostic Imaging Centers of NEPA, LLC# (PA)

Diagnostic Imaging Management of Brandywine Valley, LLC (PA)

Diagnostic Imaging of Brandywine Valley, LP (PA)

Doctors Hospital Physician Services, LLC (DE)

Doctors of Laredo, LLC (DE)

Dothan HBP Services, LLC (DE)

Dukes Health System, LLC (DE)	d/b/a Dukes Memorial Hospital

Dukes Physician Services, LLC (DE)

Dupont Hospital, LLC* (DE)	d/b/a Dupont Hospital

Durant H.M.A., LLC* (OK)	d/b/a AllianceHealth Durant

Durant HMA Home Health, LLC (OK)

Durant HMA Physician Management, LLC (OK)

Durant HMA Surgical Center, LLC* (OK)

Dyersburg Clinic Corp. (TN)

Dyersburg HBP Medical Group, LLC (DE)

Dyersburg Hospital Corporation (TN)	d/b/a Tennova Healthcare—Dyersburg Regional

E.D. Clinics, LLC (DE)

East Georgia HMA Physician Management, LLC (GA)

East Georgia Regional Medical Center, LLC* (GA)	d/b/a East Georgia Regional Medical Center

East Tennessee Clinic Corp. (TN)

East Tennessee Health Systems, Inc. (TN)

Easton Hospital Malpractice Assistance Fund, Inc. (PA)

Edge Medical Clinic, Inc. (AL)

Edwardsville Ambulatory Surgery Center, L.L.C.* (IL)

El Dorado Home Care Services, LLC (DE)

El Dorado Surgery Center, L.P.* (DE)

EL MED, LLC (DE)

Eligibility Screening Services, LLC (DE)

Empire Health Services (WA)

Emporia Clinic Corp. (VA)

Emporia Home Care Services, LLC (DE)

Emporia Hospital Corporation (VA)	d/b/a Southern Virginia Regional Medical Center

Enterprise Clinic, LLC (DE)

Eufaula Clinic Corp. (AL)

Eufaula Hospital Corporation (AL)

Evanston Clinic Corp. (WY)

Evanston Hospital Corporation (WY)	d/b/a Evanston Regional Hospital

EverRad HMA Holdings, LLC (FL)

Fallbrook Home Care Services, LLC (DE)

Fallbrook Hospital Corporation (DE)

Family Home Care, Inc. (TN)

Fannin Regional Orthopaedic Center, Inc. (GA)

First Choice Health Network, Inc.# (WA)

First Choice Health Plan of Mississippi, LLC# (MS)

Firstcare, Inc.# (IN)

Florence Home Care Services, LLC (DE)

Florida Endoscopy and Surgery Center, LLC* (FL)

Florida HMA Holdings, LLC (DE)

Florida HMA Regional Service Center, LLC (FL)

Florida HMA Urgent Care, LLC (FL)

Florida Medical Imaging JV, LLC# (DE)

Flowood River Oaks HMA Medical Group, LLC (MS)

Foley Clinic Corp. (AL)

Foley Home Health Corporation (AL)

Foley Hospital Corporation (AL)	d/b/a South Baldwin Regional Medical Center

Forrest City Arkansas Hospital Company, LLC (AR)	d/b/a Forrest City Medical Center

Forrest City Clinic Company, LLC (AR)

Forrest City Hospital Corporation (AR)

Fort Payne Clinic Corp. (AL)

Fort Payne Home Care Corporation (AL)

Fort Payne Hospital Corporation (AL)	d/b/a DeKalb Regional Medical Center

Fort Payne RHC Corp. (AL)

Fort Smith HMA Home Health, LLC (AR)

Fort Smith HMA PBC Management, LLC (AR)

Fort Smith HMA Physician Management, LLC (AR)

Fort Smith HMA, LLC (AR)	d/b/a Sparks Health System

Frankfort Health Partner, Inc. (IN)

Franklin Clinic Corp. (VA)

Franklin Home Care Services, LLC (DE)

Franklin Hospital Corporation (VA)	d/b/a Southampton Memorial Hospital

Fresenius Vascular Care Petersburg, LLC# (DE)

Fulton Home Care Services, LLC (DE)

Gadsden HMA Physician Management, LLC* (AL)

Gadsden Home Care Services, LLC (DE)

Gadsden Regional Medical Center, LLC (DE)	d/b/a Gadsden Regional Medical Center

Gadsden Regional Physician Group Practice, LLC (DE)

Gadsden Regional Primary Care, LLC (AL)

Gaffney Clinic Company, LLC (DE)

Gaffney H.M.A., LLC (SC)	d/b/a Mary Black Health System—Gaffney

Gaffney HMA Physician Management, LLC (SC)

Gaffney PPM, LLC (SC)

Galesburg Home Care Corporation (IL)

Galesburg Hospital Corporation (IL)	d/b/a Galesburg Cottage Hospital

Galesburg Professional Services, LLC (DE)

Gateway Malpractice Assistance Fund, Inc. (IL)

Gateway Medical Services, Inc. (FL)

Georgia HMA Physician Management, LLC (GA)

Granbury Clinic Asset Holding Company, LLC (DE)

Granbury Hospital Corporation (TX)	d/b/a Lake Granbury Medical Center

Granbury Mammography JV, LLC# (DE)

Granbury Texas Hospital Investment Corporation (DE)

Granite City ASC Investment Company, LLC (DE)

Granite City Clinic Corp. (IL)

Granite City HBP Corp. (DE)

Granite City Home Care Services, LLC (DE)

Granite City Hospital Corporation (IL)

Granite City Illinois Hospital Company, LLC (IL)	d/b/a Gateway Regional Medical Center

Granite City Orthopedic Physicians Company, LLC (IL)

Granite City Physicians Corp. (IL)

GRB Real Estate, LLC (DE)

Green Clinic, LLC (FL)

Greenbrier Valley Anesthesia, LLC (DE)

Greenbrier Valley Emergency Physicians, LLC (DE)

Greenbrier VMC, LLC* (DE)	d/b/a Greenbrier Valley Medical Center

Greenville Clinic Corp. (AL)

Greenville Hospital Corporation (AL)	d/b/a L. V. Stabler Memorial Hospital

GRMC Holdings, LLC (DE)

Gulf Coast HMA Physician Management, LLC (FL)

Gulf Coast Hospital, L.P. (DE)

Gulf Coast Medical Center, LLC (DE)

Gulf Oaks Therapeutic Day School, LLC (MS)

Gulfmed, Inc.# (MS)

Haborside Surgery Center, LLC (FL)

Haines City HMA Physician Management, LLC (FL)

Haines City HMA Urgent Care, LLC (FL)

Haines City HMA, LLC* (FL)	d/b/a Heart of Florida Regional Medical Center

Hallmark Healthcare Company, LLC (DE)

Hamlet H.M.A., LLC (NC)	d/b/a Sandhills Regional Medical Center

Hamlet HMA Physician Management, LLC (NC)

Hamlet HMA PPM, LLC (NC)

Hamlet PPM, LLC (NC)

Harris Managed Services, Inc. (AR)

Harrison HMA Physician Management, LLC (MS)

Harrison HMA, LLC (MS)

Harton Clinic Company, LLC (DE)

Hartsville ENT, LLC (SC)

Hartsville HMA Physician Management, LLC (SC)

Hartsville PPM, LLC (SC)

Hattiesburg ASC-GP, LLC (DE)

Hattiesburg Home Care Services, LLC (DE)

Haven Clinton Medical Associates, LLC (DE)

Health Management Associates, LLC (DE)

Health Management Associates, Inc. Fed PAC, LLC (DE)

Health Management Associates, LP (DE)

Health Management General Partner I, LLC (DE)

Health Management General Partner, LLC (DE)

Health Management Information Technology, LLC (DE)

Health Management Intellectual Properties, LLC (TX)

Health Management Physician Associates, LLC (DE)

Healthcare of Forsyth County, Inc. (GA)

HealthTrust Purchasing Group, L.P.# (DE)

Healthwest Holdings, Inc. (AZ)

Heartland Rural Healthcare, LLC (IL)

Hefner Pointe Medical Associates, LLC# (OK)

Helena Home Care Services, LLC (DE)

Heritage Healthcare Innovation Fund II, LP# (DE)

Heritage Healthcare Innovation Fund, LP# (DE)

Hernando HMA Ancillary, LLC (FL)

Hernando HMA, LLC* (FL)	d/b/a Bayfront Health Brooksville; Bayfront Health Spring Hill

Hidden Valley Medical Center, Inc. (GA)

Highland Health Systems, Inc. (TX)

Hill Regional Clinic Corp. (TX)

HIM Central Services, LLC (DE)

HMA ASC Holdings, LLC (DE)

HMA ASCOA Holdings, LLC (DE)

HMA Bayflite Services, LLC (FL)

HMA Blue Chip Holdings, LLC (DE)

HMA CAT, LLC (TX)

HMA Employee Disaster Relief Fund, Inc. (FL)

HMA Fentress County General Hospital, LLC (TN)	d/b/a Jamestown Regional Medical Center

HMA Foundation, Inc. (FL)

HMA Hospital Holdings, LP (DE)

HMA Lake Shore, Inc.* (FL)

HMA Leasing, LLC (TN)

HMA MRI, LLC (TX)

HMA Oklahoma Clearing Service, LLC (OK)

HMA Physician Practice Management, LLC (FL)

HMA Professional Services Group, LP (DE)

HMA Regent Holdings, LLC (DE)

HMA Santa Rosa Medical Center, LLC (FL)	d/b/a Santa Rosa Medical Center

HMA Services GP, LLC (DE)

HMA/Solantic Joint Venture, LLC# (DE)

HMA-ASCOA Investments, LLC* (DE)

HMA-ASCOA Investments, LLC* (DE)

HMA-TRI Holdings, LLC (DE)

Hobbs Medco, LLC (DE)

Hobbs Physician Practice, LLC (DE)

Hood Medical Group (TX)

Hood Medical Services, Inc. (TX)

Hospital Management Associates, LLC (FL)

Hospital Management Services of Florida, LP (FL)

Hospital of Barstow, Inc. (DE)	d/b/a Barstow Community Hospital

Hospital of Fulton, Inc. (KY)

Hospital of Louisa, Inc. (KY)	d/b/a Three Rivers Medical Center

Hospital of Morristown, Inc. (TN)	d/b/a Lakeway Regional Hospital

Hot Springs Outpatient Surgery Center, G.P. (AR)

HTI Tucson Rehabilitation, Inc. (AZ)

Humble Texas Home Care Corporation (TX)

ICSE Leasing Corp. (DE)

Imaging JV Holdings, LLC (DE)

INACTCO, Inc. (DE)

In-Home Medical Equipment Supplies and Services, Inc. (IL)

Innovations Surgery Center, LLC (FL)

Innovative Recoveries, LLC (DE)

Intermountain Medical Group, Inc. (PA)

IOM Health System, L.P.* (IN)	d/b/a Lutheran Hospital of Indiana

Jackson HMA North Medical Office Building, LLC (MS)

Jackson HMA, LLC (MS)	d/b/a Merit Health Central

Jackson Home Care Services, LLC (DE)

Jackson Hospital Corporation (TN)

Jackson Hospital Corporation (KY)	d/b/a Kentucky River Medical Center

Jackson Physician Corp. (KY)

Jackson, Tennessee Hospital Company, LLC* (TN)	d/b/a Tennova Healthcare—Regional Jackson

Jamestown HMA Leasing, LLC (TN)

Jamestown HMA Physician Management, LLC (TN)

Jasper Medical Group, LLC (FL)

Jefferson County HMA, LLC (TN)	d/b/a Jefferson Memorial Hospital

Jennersville Family Medicine, LLC (DE)

Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA)

Jourdanton Clinic Asset Holding Company, LLC (DE)

Jourdanton Home Care Services, LLC (DE)

Jourdanton Hospital Corporation (TX)	d/b/a South Texas Regional Medical Center

Kay County Clinic Company, LLC (OK)

Kay County Hospital Corporation (OK)

Kay County Oklahoma Hospital Company, LLC (OK)	d/b/a AllianceHealth Ponca City

Kennett HMA Physician Management, LLC (MO)

Kennett HMA, LLC (MO)	d/b/a Twin Rivers Regional Medical Center

Kentucky River HBP, LLC (DE)

Kentucky River Physician Corporation (KY)

Key West HMA Physician Management, LLC (FL)

Key West HMA, LLC (FL)	d/b/a Lower Keys Medical Center

Keystone HMA Property Management, LLC (PA)

King City Physician Company, LLC (DE)

Kirksville Academic Medicine, LLC (MO)

Kirksville Clinic Corp. (MO)

Kirksville Hospital Company, LLC (DE)

Kirksville Missouri Hospital Company, LLC* (MO)	d/b/a Northeast Regional Medical Center

Kirksville Physical Therapy Services, LLC (DE)

Knox Clinic Corp. (IL)

Knoxville HMA Cardiology PPM, LLC (TN)

Knoxville HMA Development, LLC (TN)

Knoxville HMA Family Services, LLC (TN)

Knoxville HMA Holdings, LLC (TN)

Knoxville HMA Homecare DME & Hospice, LLC (TN)

Knoxville HMA JV Holdings, LLC (TN)

Knoxville HMA Mission Services, LLC (TN)

Knoxville HMA Physician Management, LLC (TN)

Knoxville HMA Wellness Center, LLC (TN)

Knoxville Home Care Services, LLC (DE)

Knoxville, Tennessee Turkey Creek MOB, LLC (DE)

Kosciusko Ambulance Services, LLC (DE)

Kosciusko Medical Group, LLC (DE)

Lake Area Physician Services, LLC (DE)

Lake Area Surgicare, A Partnership in Commendam* (LA)

Lake Shore HMA Medical Group, LLC* (FL)

Lake Shore HMA, LLC* (FL)	d/b/a Shands Lake Shore Regional Medical Center

Lake Wales Clinic Corp. (FL)

Lake Wales Hospital Corporation* (FL)	d/b/a Lake Wales Medical Center

Lake Wales Hospital Investment Corporation* (FL)

Lake Wales Imaging Center, LLC (DE)

Lakeland Home Care Services, LLC (DE)

Lakeway Hospital Corporation (TN)

Lancaster Clinic Corp. (SC)

Lancaster Emergency Medical Services Association (PA)

Lancaster HMA Physician Management, LLC (PA)

Lancaster HMA, LLC* (PA)	d/b/a Heart of Lancaster Regional Medical Center

Lancaster Home Care Services, LLC (DE)

Lancaster Hospital Corporation (DE)	d/b/a Springs Memorial Hospital

Lancaster Imaging Center, LLC (SC)

Lancaster Medical Group HMA, LLC (PA)

Lancaster Medical Group, LLC (PA)

Lancaster Outpatient Imaging, LLC (PA)

Laredo Clinic Asset Holding Company, LLC (DE)

Laredo Texas Hospital Company, L.P.* (TX)	d/b/a Laredo Medical Center

Las Cruces ASC-GP, LLC (DE)

Las Cruces Home Care Services, LLC (DE)

Las Cruces Medical Center, LLC (DE)	d/b/a Mountain View Regional Medical Center

Las Cruces Physician Services, LLC (DE)

Las Cruces Surgery Center, L.P.* (DE)

Las Cruces Surgery Center – Telshor, LLC (DE)

Lea Regional Hospital, LLC (DE)	d/b/a Lea Regional Medical Center

Lebanon HMA Leasing, LLC (TN)

Lebanon HMA Physician Management, LLC (TN)

Lebanon HMA Surgery Center, LLC (TN)

Lebanon HMA, LLC (TN)	d/b/a University Medical Center; McFarland Specialty Hospital

Lehigh HMA Physician Management, LLC (FL)

Lehigh HMA, LLC (FL)	d/b/a Lehigh Regional Medical Center

Lexington Clinic Corp. (TN)

Lexington Family Physicians, LLC (DE)

Lexington Hospital Corporation (TN)	d/b/a Henderson County Community Hospital

LHT Knoxville Properties, LLC# (DE)

Lindenhurst Illinois Hospital Company, LLC (IL)

Lindenhurst Surgery Center, LLC* (DE)

Little Rock HMA, Inc. (AR)

Live Oak HMA Medical Group, LLC* (FL)

Live Oak HMA, LLC* (FL)	d/b/a Shands Live Oak Regional Medical Center

Lock Haven Clinic Company, LLC (DE)

Lock Haven Home Care Services, LLC (DE)

Logan Hospital Corporation (WV)

Logan, West Virginia Hospital Company, LLC (WV)

Lone Star HMA Physician Management, Inc. (TX)

Lone Star HMA, L.P. (DE)

Longview Clinic Operations Company, LLC (DE)

Longview Medical Center, L.P. (DE)	d/b/a Longview Regional Medical Center

Longview Merger, LLC (DE)

Longview Outpatient Physical Therapy, LLC (DE)

Louisa Home Care Services, LLC (DE)

Louisburg HMA Physician Management, LLC (NC)

Louisburg/Novant, LLC (NC)

Lower Florida Keys Physician/Hospital Organization, Inc.# (FL)

LRH, LLC (DE)

LS Psychiatric, LLC (DE)

Lufkin Clinic Asset Holding Company, LLC (DE)

Lutheran Health Network CBO, LLC (DE)

Lutheran Health Network Investors, LLC* (DE)

Lutheran Health Network of Indiana, LLC (DE)

Lutheran Medical Group, LLC (DE)

Lutheran Medical Office Park Phase II Property Owners Association, Inc. # (IN)

Lutheran Medical Office Park Property Owners Association, Inc.# (IN)

Lutheran Musculoskeletal Center, LLC* (DE)

Lutheran/TRMA Network, LLC# (IN)

Macon Healthcare, LLC# (DE)

Madison Cardiovascular Physician Services, LLC (DE)

Madison Clinic Corp. (TN)

Madison HMA Physician Management, LLC (MS)

Madison HMA, LLC (MS)	d/b/a Merit Health Madison

Madison Hospital, LLC (AL)

Marathon H.M.A., LLC (FL)

Marathon HMA Medical Group, LLC (FL)

Marion Hospital Corporation (IL)	d/b/a Heartland Regional Medical Center

Marion Physician Services, LLC (DE)

Marshall County HMA, LLC (OK)	d/b/a AllianceHealth Madill

Marshall County HMPN, LLC (OK)

Martin Clinic Corp. (TN)

Martin Hospital Corporation (TN)	d/b/a Tennova Healthcare—Volunteer Martin

Martins Ferry Clinic Company, LLC (DE)

Martins Ferry Hospital Company, LLC (DE)

Mary Black Health System LLC* (DE)	d/b/a Mary Black Health System—Spartanburg

Mary Black Medical Office Building Limited Partnership* (SC)

Mary Black MOB II, L.P.* (SC)

Mary Black Orthopedic Group, LLC (DE)

Mary Black Physician Services, LLC (DE)

Mary Black Physicians Group, LLC (DE)

Massillon Community Health System LLC (DE)

Massillon Health System, LLC (DE)

Massillon Holdings, LLC (DE)

Massillon Physician Services, LLC (DE)

Mat-Su Regional ASC GP, LLC (DE)

Mat-Su Regional Surgery Center, L.P. (DE)

Mat-Su Valley II, LLC* (AK)

Mat-Su Valley III, LLC* (AK)

Mat-Su Valley Medical Center, LLC* (AK)	d/b/a Mat—Su Regional Medical Center

Mayes County HMA, LLC (OK)	d/b/a AllianceHealth Pryor

Mayes County HMPN, LLC (OK)

Mayes County Home Health, LLC (OK)

McKenna Court Homes, LLC (DE)

McKenzie Clinic Corp. (TN)

McKenzie Physician Services, LLC (DE)

McKenzie Tennessee Hospital Company, LLC (DE)	d/b/a McKenzie Regional Hospital

McKenzie-Willamette Regional Medical Center Associates, LLC* (DE)	d/b/a McKenzie—Willamette Medical Center

McNairy Clinic Corp. (TN)

McNairy Hospital Corporation (TN)	d/b/a Tennova Healthcare—McNairy Regional

MCSA, L.L.C. (AR)

MDSave, Inc.# (DE)

Medical Center at Terrell, LLC (DE)

Medical Center of Brownwood, LLC (DE)

Medical Diagnostic Center Associates, LP (MO)#

Medical Holdings, Inc. (KS)

Medical Imaging Center of Ocala, LLP# (FL)

MEDSTAT, LLC (IN)

Melbourne HMA Medical Group, LLC (FL)

Melbourne HMA, LLC (FL)	d/b/a Wuesthoff Medical Center—Melbourne

Memorial Hospital of Salem Malpractice Assistance Fund, Inc. (NJ)

Memorial Management, Inc. (IL)

Mercy Cardiovascular Cath Lab, LLC# (PA)

Merger Legacy Holdings, LLC (DE)

Meridian HMA Clinic Management, LLC (MS)

Meridian HMA Nursing Home, LLC (MS)

Meridian HMA, LLC (MS)

Merritt Island ASC, LLC (FL)*

Mesa View Physical Rehabilitation, LLC# (NV)

Mesa View PT, LLC (DE)

Mesquite Clinic Management Company, LLC (DE)

Mesquite HMA General, LLC (DE)

Metro Knoxville HMA, LLC (TN)	d/b/a Physicians Regional Medical Center; Turkey Creek Medical Center; North Knoxville Medical Center

MHS Ambulatory Surgery Center, Inc. (ND)

Mid-America Health Partners, Inc.(MO)#

Mid-Plains, LLC (DE)

Midwest City HMA Physician Management, LLC* (OK)

Midwest HMA Home Health, LLC (OK)

Midwest Regional Medical Center, LLC* (OK)	d/b/a AllianceHealth Midwest

Minot Health Services, Inc. (ND)

Mississippi Alzheimer Holdings, LLC (DE)

Mississippi Health Management Medical Education Fund, LLC (MS)

Mississippi HMA DME, LLC (MS)

Mississippi HMA Holdings I, LLC (DE)

Mississippi HMA Holdings II, LLC (DE)

Mississippi HMA Hospitalists, LLC (MS)

Mississippi HMA Regional Service Center, LLC (MS)

Mississippi HMA Urgent Care, LLC (MS)

Mississippi HMA Ventures, LLC (MS)

Mississippi LTAC Holdings, LLC (DE)

ML Surgery Center, L.L.C.# (PA)

MMC of Nevada, LLC (DE)	d/b/a Mesa View Regional Hospital

Moberly HBP Medical Group, LLC (DE)

Moberly Hospital Company, LLC (DE)	d/b/a Moberly Regional Medical Center

Moberly Medical Clinics, Inc. (MO)

Moberly Physicians Corp. (MO)

Mohave Imaging Center, LLC (AZ)

Monroe County Surgical Center, LLC* (IL)

Monroe Diagnostic Testing Centers, LLC (GA)

Monroe HMA Physician Management, LLC (GA)

Monroe HMA, LLC (GA)	d/b/a Clearview Regional Medical Center

Mooresville HMA Investors, LLC* (NC)

Mooresville HMA Physician Management, LLC (NC)

Mooresville Home Care Services, LLC (DE)

Mooresville Hospital Management Associates, LLC* (NC)	d/b/a Lake Norman Regional Medical Center

Mooresville PPM, LLC* (NC)

Morristown Clinic Corp. (TN)

Morristown Professional Centers, Inc. (TN)

Morristown Surgery Center, LLC (TN)

Munroe HMA HMPN, LLC (FL)

Munroe HMA Holdings, LLC* (FL)

Munroe HMA Hospital, LLC (FL)	d/b/a Munroe Regional Medical Center

Munroe HMA Physician Health Partners, LLC (FL)

Munroe Regional Homecare, LLC# (FL)

MWMC Holdings, LLC (DE)

Nanticoke Hospital Company, LLC (DE)

Naples HMA, LLC (FL)	d/b/a Physicians Regional Medical Center—Pine Ridge; Physicians Regional Medical Center—Collier

Natchez Clinic Company, LLC (DE)

Natchez HBP Services, LLC (DE)

Natchez HMA Physician Management, LLC* (MS)

Natchez Hospital Company, LLC (DE)	d/b/a Merit Health Natchez

National Healthcare of England Arkansas, Inc. (AR)

National Healthcare of Holmes County, Inc. (FL)

National Healthcare of Leesville, Inc. (DE)	d/b/a Byrd Regional Hospital

National Healthcare of Mt. Vernon, Inc. (DE)	d/b/a Crossroads Community Hospital

National Healthcare of Newport, Inc. (DE)

National Imaging of Carterville, LLC (DE)

National Imaging of Mount Vernon, LLC (DE)

Navarro Hospital, L.P. (DE)	d/b/a Navarro Regional Hospital

Navarro Regional, LLC (DE)

NC-CSH, Inc. (CA)

NC-DSH, LLC (NV)

Neuroskeletal Imaging, LLC* (FL)

New Gulf Coast Surgery Center, LLC*

Newport Home Care Services, LLC (DE)

Newport Physician Clinics, Inc. (AR)

NHCI of Hillsboro, Inc. (TX)	d/b/a Hill Regional Hospital

North Carolina HMA Regional Service Center, LLC (NC)

North Okaloosa Clinic Corp. (FL)

North Okaloosa Home Health Corp. (FL)

North Okaloosa Medical Corp.* (FL)

North Okaloosa Surgery Venture Corp. (FL)

North Port HMA, LLC (FL)

Northampton Cardiology Clinic, LLC (DE)

Northampton Clinic Company, LLC (DE)

Northampton Endoscopy Center, LLC* (DE)

Northampton Home Care, LLC (DE)

Northampton Hospital Company, LLC (DE)	d/b/a Easton Hospital

Northampton Physician Services Corp. (PA)

Northampton Urgent Care, LLC (DE)

Northeast Medical Center, L.P. (DE)

Northeast Radiation Oncology Center, LLC# (PA)

Northeastern Pennsylvania Imaging Center# (PA)

Northern Indiana Oncology Center of Porter Memorial Hospital, LLC* (IN)

Northwest Allied Physicians, LLC (DE)

Northwest Arkansas Employees, LLC (DE)

Northwest Arkansas Hospitals, LLC (DE)	d/b/a Northwest Medical Center—Bentonville; Northwest Medical Center—Springdale; Willow Creek Women’s Hospital

Northwest Benton County Physician Services, LLC (DE)

Northwest Cardiology, LLC (DE)

Northwest Hospital Cardiac Diagnostics, L.P. (TN)

Northwest Hospital, LLC (DE)	d/b/a Northwest Medical Center

Northwest Indiana Health System, LLC* (DE)

Northwest Marana Hospital, LLC (DE)

Northwest Medical Center CT/MRI at Marana, LLC (DE)

Northwest Physicians, LLC (AR)

Northwest Rancho Vistoso Imaging Services, LLC (DE)

Northwest Tucson ASC-GP, LLC (DE)

NOV Holdings, LLC (DE)

NRH, LLC (DE)

Oak Hill Clinic Corp. (WV)

Oak Hill Hospital Corporation (WV)	d/b/a Plateau Medical Center

OHANI, LLC (DE)

Ohio Sleep Disorders Centers, LLC# (OH)

Oklahoma City ASC-GP, LLC (DE)

Oklahoma City Home Care Services, LLC (DE)

Oklahoma HMA Urgent Care, LLC* (OK)

Olive Branch Clinic Corp. (MS)

Olive Branch Hospital, Inc. (MS)

One Boyertown Properties, L.P.# (PA)

Oro Valley Hospital, LLC (DE)	d/b/a Oro Valley Hospital

OsceolaSC, LLC* (DE)	d/b/a St. Cloud Regional Medical Center

Osler HMA Medical Group, LLC (FL)

Oviedo HMA, LLC (FL)

Pacific Group ASC Division, Inc. (AZ)

Pacific Physicians Services, LLC (DE)

Pain Management Joint Venture, LLP# (TX)

Paintsville HMA Physician Management, LLC (KY)

Paintsville Hospital Company, LLC* (KY)	d/b/a Paul B. Hall Regional Medical Center

Palm Drive Hospital, L.P. (DE)

Palm Drive Medical Center, LLC (DE)

Palmer-Wasilla Health System, LLC (DE)

Palmetto Tri-County Medical Specialists, LLC (DE)

Palmetto Women’s Care, LLC (DE)

Pampa Medical Center, LLC (DE)

Panhandle Medical Center, LLC (DE)

Panhandle Surgical Hospital, L.P. (DE)

Parkway Regional Medical Clinic, Inc. (KY)

Pasco Hernando HMA Physician Management, LLC* (FL)

Pasco Regional Medical Center, LLC (FL)	d/b/a Bayfront Health Dade City

Payson Healthcare Management, Inc. (AZ)

Payson Home Care Services, LLC (DE)

Payson Hospital Corporation (AZ)

PBEC HMA, Inc. (FL)

PDMC, LLC (DE)

Peace River HMA Nursing Center, LLC (FL)

Peckville Hospital Company, LLC (DE)

Pecos Valley of New Mexico, LLC (DE)

Peerless Healthcare, LLC (TN)

Pennsylvania Hospital Company, LLC (DE)

Personal Home Health Care, LLC (TN)

Petersburg Clinic Company, LLC (VA)

Petersburg Home Care Services, LLC (DE)

Petersburg Hospital Company, LLC* (VA)	d/b/a Southside Regional Medical Center

Phillips & Coker OB-GYN, LLC (DE)

Phillips Clinic Corp. (AR)

Phillips Hospital Corporation (AR)	d/b/a Helena Regional Medical Center

Phoenix Surgical, LLC (DE)

Phoenixville Clinic Company, LLC (DE)

Phoenixville Hospital Company, LLC (DE)	d/b/a Phoenixville Hospital

Phoenixville Hospital Malpractice Assistance Fund, Inc. (PA)

Phoenixville Orthopedic Specialists, LLC (DE)

Phoenixville Specialty Clinics, LLC (DE)

Physician Practice Support, LLC (TN)

Physicians Regional Marco Island, LLC (FL)

Piney Woods Healthcare System, L.P.* (DE)	d/b/a Woodland Heights Medical Center

Plymouth Hospital Corporation (NC)

Poinciana HMA, LLC (FL)

Polk Medical Services, Inc. (TN)

Ponca City Home Care Services, Inc. (OK)

Poplar Bluff Physician Management, LLC (MO)

Poplar Bluff Regional Medical Center, LLC (MO)	d/b/a Poplar Bluff Regional Medical Center

Port Charlotte HMA Physician Management, LLC (FL)

Port Charlotte HMA, LLC (FL)	d/b/a Bayfront Health Port Charlotte

Porter Health Services, LLC (DE)

Porter Hospital, LLC* (DE)	d/b/a Porter Regional Hospital

Porter Physician Services, LLC (DE)

Pottstown Clinic Company, LLC (DE)

Pottstown Home Care Services, LLC (DE)

Pottstown Hospital Company, LLC (DE)	d/b/a Pottstown Memorial Medical Center

Pottstown Hospital Corporation (PA)

Pottstown Imaging Company, LLC (DE)

Pottstown Medical Specialists, Inc.# (PA)

Pottstown Memorial Ambulance Company, LLC (DE)

Pottstown Memorial Malpractice Assistance Fund, Inc. (PA)

Pottstown Professional Services Company, LLC (DE)

Preferred Nurse Staffing, LLC (MS)

Premier Care Super PHO, LLC (DE)

PremierCare of Arkansas, LLC (DE)

PremierCare of Northwest Arkansas, LLC (AR)

Procure Solutions, LLC (DE)

Professional Account Services Inc. (TN)

Punta Gorda HMA Physician Management, LLC (FL)

Punta Gorda HMA, LLC (FL)	d/b/a Bayfront Health Punta Gorda

Punta Gorda Medical Arts Center Association, Inc. (FL)

QHC HIM Shared Services, LLC (DE)

QHCCS, LLC (DE)

QHG Georgia Holdings II, LLC (DE)

QHG Georgia Holdings, Inc. (GA)

QHG Georgia, L.P. (GA)

QHG of Barberton, Inc. (OH)

QHG of Bluffton Company, LLC (DE)

QHG of Clinton County, Inc. (IN)

QHG of Enterprise, Inc. (AL)	d/b/a Medical Center Enterprise

QHG of Forrest County, Inc. (MS)

QHG of Fort Wayne Company, LLC (DE)

QHG of Hattiesburg, Inc. (MS)

QHG of Kenmare, Inc. (ND)

QHG of Lake City, Inc. (SC)

QHG of Massillon, Inc. (OH)

QHG of Minot, Inc. (ND)

QHG of Ohio, Inc. (OH)

QHG of South Carolina, Inc. (SC)	d/b/a Carolinas Hospital System; Carolinas Hospital System—Marion

QHG of Spartanburg, Inc. (SC)

QHG of Springdale, Inc. (AR)

QHG of Texas, Inc. (TX)

QHG of Warsaw Company, LLC (DE)

QHR Development, LLC (DE)

QHR Healthcare Affiliates, LLC (DE)

QHR Intensive Resources, LLC (DE)

QHR International, LLC (DE)

Quorum ELF, Inc. (DE)

Quorum Health Corporation (DE)

Quorum Health Investment Company, LLC (DE)

Quorum Health Resources, LLC (DE)

Quorum Health Services, Inc. (DE)

Quorum Purchasing Advantage, LLC (DE)

Quorum Solutions, LLC (DE)

Rankin Cardiology Center, LLC (MS)

Red Bud Clinic Corp. (IL)

Red Bud Home Care Services, LLC (DE)

Red Bud Hospital Corporation (IL)

Red Bud Illinois Hospital Company, LLC (IL)	d/b/a Red Bud Regional Hospital

Red Bud Physician Group, LLC (DE)

Red Bud Regional Clinic Company, LLC (DE)

Redimed Dekalb, LLC (IN)

Regional Cancer Treatment Center, Ltd.# (TX)

Regional Cardiology Center, L.L.C.# (MS)

Regional Employee Assistance Program (TX)

Regional Hospital of Longview, LLC (DE)

Regional Surgical Services, LLC (VA)

Rehab Hospital of Fort Wayne General Partnership* (DE)

Revenue Cycle Service Center, LLC (DE)

River Oaks Hospital, LLC (MS)	d/b/a Merit Health River Oaks

River Oaks Management Company, LLC (MS)

River Oaks Medical Office Building, LLC (MS)

River Region Medical Corporation (MS)

River to River Heart Group, LLC (IL)

Riverpark Community Cath Lab, LLC# (DE)

Riverview Regional Medical Center, LLC* (DE)

Rockledge HMA Convenient Care, LLC (FL)

Rockledge HMA Medical Group, LLC (FL)

Rockledge HMA Urgent Care, LLC (FL)

Rockledge HMA, LLC (FL)	d/b/a Wuesthoff Medical Center—Rockledge

Rockwood Clinic Real Estate Holdings, LLC (DE)

Rockwood Clinic, P.S.* (WA)

ROH, LLC (MS)	d/b/a Merit Health Woman’s Hospital

Ronceverte Physician Group, LLC (DE)

Rose City HMA Medical Group, LLC* (PA)

Rose City HMA, LLC* (PA)	d/b/a Lancaster Regional Medical Center

Roswell Clinic Corp. (NM)

Roswell Community Hospital Investment Corporation (DE)

Roswell Hospital Corporation (NM)	d/b/a Eastern New Mexico Medical Center

Russell County Clinic Corp. (VA)

Russell County Medical Center, Inc. (VA)

Ruston Clinic Company, LLC (DE)

Ruston Hospital Corporation (DE)

Ruston Louisiana Hospital Company, LLC (DE)	d/b/a Northern Louisiana Medical Center

SACMC, LLC (DE)

Salem Clinic Corp. (NJ)

Salem Home Care Services, LLC (DE)

Salem Hospital Corporation (NJ)	d/b/a The Memorial Hospital of Salem County

Samaritan Surgicenters of Arizona II, LLC (AZ)

San Angelo Ambulatory Surgery Center, Ltd.# (TX)

San Angelo Community Medical Center, LLC (DE)

San Angelo Hospital, L.P.# (DE)	d/b/a San Angelo Community Medical Center

San Angelo Medical, LLC (DE)

San Leandro Hospital, L.P. (DE)

San Leandro Medical Center, LLC (DE)

San Leandro, LLC (DE)

San Miguel Clinic Corp. (NM)

San Miguel Hospital Corporation (NM)	d/b/a Alta Vista Regional Hospital

Santa Rosa HMA Physician Management, LLC (FL)

Santa Rosa HMA Urgent Care, LLC (FL)

SCA JV II, LLC# (DE)

SCA JV, LLC* (DE)

Schuylkill Internal Medicine Associates, LLC (DE)

Scott County HMA, LLC (TN)

Scranton Cardiovascular Physician Services, LLC (DE)

Scranton Clinic Company, LLC (DE)

Scranton Emergency Physician Services, LLC (DE)

Scranton GP Holdings, LLC (DE)

Scranton Holdings, LLC (DE)

Scranton Home Care Services, LLC (DE)

Scranton Hospital Company, LLC (DE)	d/b/a Regional Hospital of Scranton

Scranton Hospitalist Physician Services, LLC (DE)

Scranton Quincy Ambulance, LLC (DE)

Scranton Quincy Clinic Company, LLC (DE)

Scranton Quincy Holdings, LLC (DE)

Scranton Quincy Home Care Services, LLC (DE)

Scranton Quincy Hospital Company, LLC (DE)	d/b/a Moses Taylor Hospital

Scranton Quincy QRFS, LLC (DE)

SE PA Medical Imaging JV, LLC# (DE)

Sebastian HMA Physician Management, LLC (FL)

Sebastian Home Care Services, LLC (DE)

Sebastian Hospital, LLC (FL)	d/b/a Sebastian River Medical Center

Sebastian River Medical Plaza Condominium Association, Inc.# (FL)

Sebastopol, LLC (DE)

Sebring HMA Physician Management, LLC (FL)

Sebring Hospital Management Associates, LLC (FL)	d/b/a Highlands Regional Medical Center

Seminole HMA, LLC (OK)	d/b/a AllianceHealth Seminole

Seminole HMPN, LLC (OK)

Senior Circle Association (TN)

SEPA Integrated Providers Alliance, LLC (DE)

SEPASC JV, LLC* (DE)

Sharon Clinic Company, LLC (DE)

Sharon Home Care Services, LLC (DE)

Sharon Pennsylvania Holdings, LLC (DE)

Sharon Pennsylvania Hospital Company, LLC (DE)	d/b/a Sharon Regional Health System

Sharon Regional HBP Medical Group, LLC (DE)

Shelby Alabama Real Estate, LLC (DE)

Shelbyville Clinic Corp. (TN)

Shelbyville Home Care Services, LLC (DE)

Shelbyville Hospital Corporation (TN)	d/b/a Heritage Medical Center

Sherman Hospital, L.P. (DE)

Sherman Medical Center, LLC (DE)

Siloam Springs Arkansas Hospital Company, LLC (DE)	d/b/a Siloam Springs Regional Hospital

Siloam Springs Clinic Company, LLC (DE)

Siloam Springs Holdings, LLC (DE)

Silver Creek MRI, LLC (AZ)

SJ Home Care, LLC (DE)

SkyRidge Clinical Associates, LLC (DE)

SLH, LLC (DE)

SMMC Medical Group (TX)

South Alabama Managed Care Contracting, Inc. (AL)

South Alabama Medical Management Services, Inc. (AL)

South Alabama Physician Services, Inc. (AL)

South Arkansas Clinic, LLC (DE)

South Arkansas Physician Services, LLC (DE)

South Tulsa Medical Group, LLC (DE)

SouthCrest Anesthesia Group, LLC (DE)

SouthCrest Medical Group, LLC (DE)

SouthCrest, L.L.C. (OK)

Southeast Alabama Maternity Center, LLC# (AL)

Southeast HMA Holdings, LLC (DE)

Southern Chester County Medical Building I* (PA)

Southern Chester County Medical Building II* (PA)

Southern Illinois Medical Care Associates, LLC (IL)

Southern Texas Medical Center, LLC (DE)

Southside Physician Network, LLC (DE)

Southwest Florida HMA Holdings, LLC (DE)

Southwest Physicians Risk Retention Group, Inc. (SC)

Sparks PremierCare, L.L.C. (AR)

Spokane Home Care Services, LLC (DE)

Spokane Valley Washington Hospital Company, LLC (DE)	d/b/a Valley Hospital and Medical Center

Spokane Washington Hospital Company, LLC (DE)	d/b/a Deaconess Hospital

Spring Hill HMA Medical Group, LLC (FL)

Spring Hill HMA Physician Management, LLC (FL)

Springdale Home Care Services, LLC (DE)

Springfield Oregon Holdings, LLC (DE)

Sprocket Medical Management, LLC (TX)

SS ParentCo., LLC (DE)

St. Cloud HMA Physician Management, LLC (FL)

St. Cloud Physician Management, LLC* (FL)

St. Joseph Health System, LLC* (DE)	d/b/a St. Joseph Health System

St. Joseph Medical Group, Inc. (IN)

Starke HMA Medical Group, LLC* (FL)

Starke HMA, LLC* (FL)	d/b/a Shands Starke Regional Medical Center

Statesboro HMA Medical Group, LLC (GA)

Statesboro HMA Physician Management, LLC (GA)

Statesville HMA Medical Group, LLC (NC)

Statesville HMA Physician Management, LLC (NC)

Statesville HMA, LLC (NC)	d/b/a Davis Regional Medical Center

Statesville PPM, LLC (NC)

StrokeCareNow, LLC# (IN)

Summerlin Hospital Medical Center, LLC# (DE)

Summit Surgical Suites, LLC# (IN)

Sumter HMA, LLC (FL)

Sunbury Clinic Company, LLC (DE)

Sunbury Hospital Company, LLC (DE)	d/b/a Sunbury Community Hospital

Supply Chain Shared Service Center, LLC (DE)

Surgery Center of Midwest City, LLC* (DE)

Surgery Center of Salem County, L.L.C.* (NJ)

Surgical Center of Amarillo, LLC (DE)

Surgical Center of Carlsbad, LLC (DE)

Surgicare of Independence, Inc. (MO)

Surgicare of San Leandro, Inc. (CA)

Surgicare of Sherman, Inc. (TX)

Surgicare of Victoria, Inc. (TX)

Surgicare of Victoria, Ltd. (TX)

Surgicare Outpatient Center of Lake Charles, Inc. (LA)

Surgicenter of Johnson County, Inc. (KS)

Surgicenters of America, Inc. (AZ)

Susitna Surgery Center, LLC (DE)

SVRMC-HBP, LLC (DE)

Tennessee HMA Holdings, LP (DE)

Tennessee HMA Regional Service Center, LLC (TN)

Tennyson Holdings, LLC (DE)

Terrell Hospital, L.P. (DE)

Terrell Medical Center, LLC (DE)

Texas Bay Area Clinical Services, Inc. (TX)

Texas Mammography JV Holdings, LLC# (DE)

Texas Women’s Imaging JV Holdings, LLC (DE)

The Sleep Disorder Center of Wyoming Valley, LLC (PA)

The Surgery Center at Durant, LLC* (OK)

The Surgery Center of Ocala, LLC# (TN)

The Surgery Center, LLC (MS)

The Vicksburg Clinic, LLC (DE)

Three Rivers Medical Clinics, Inc. (KY)

Timberland Medical Group (TX)

TimberRidge Imaging Center, LLP# (FL)

Tomball Ambulatory Surgery Center, L.P. (TX)

Tomball Clinic Asset Holding Company, LLC (DE)

Tomball Sports Training Venture, LLC* (DE)

Tomball Texas Equipment Ventures, LLC (TX)

Tomball Texas Holdings, LLC (DE)

Tomball Texas Home Care Services, LLC (DE)

Tomball Texas Hospital Company, LLC (DE)	d/b/a Tomball Regional Medical Center

Tomball Texas Ventures, LLC (DE)

Tooele Clinic Corp. (UT)

Tooele Home Care Services, LLC (DE)

Tooele Hospital Corporation (UT)	d/b/a Mountain West Medical Center

Triad Corporate Services, Limited Partnership (DE)

Triad CSGP, LLC (DE)

Triad CSLP, LLC (DE)

Triad Healthcare, LLC (DE)

Triad Healthcare System of Phoenix, L.P. (DE)

Triad Holdings III, LLC (DE)

Triad Holdings IV, LLC (DE)

Triad Holdings V, LLC (DE)

Triad Holdings VI, Inc. (DE)

Triad Indiana Holdings, LLC* (DE)

Triad Nevada Holdings, LLC (DE)

Triad of Alabama, LLC (DE)	d/b/a Flowers Hospital

Triad of Arizona (L.P.), Inc. (AZ)

Triad of Oregon, LLC (DE)

Triad of Phoenix, Inc. (AZ)

Triad RC, Inc. (DE)

Triad-Arizona I, Inc. (AZ)

Triad-ARMC, LLC (DE)

Triad-Denton Hospital GP, LLC (DE)

Triad-Denton Hospital, L.P. (DE)

Triad-El Dorado, Inc. (AR)

Triad-Navarro Regional Hospital Subsidiary, LLC (DE)

Triad-South Tulsa Hospital Company, Inc. (OK)

Tri-Irish, Inc. (DE)

Tri-World, LLC (DE)

TROSCO, LLC (DE)

Troy Hospital Corporation (AL)

Tucson Home Care Services, LLC (DE)

Tullahoma HMA Leasing, LLC (TN)

Tullahoma HMA Physician Management, LLC (TN)

Tullahoma HMA, LLC (TN)	d/b/a Harton Regional Medical Center

Tunkhannock Clinic Company, LLC (DE)

Tunkhannock Hospital Company, LLC (DE)	d/b/a Tyler Memorial Hospital

Tunkhannock Hospital Physician Services, LLC (DE)

Tuscora Park Medical Specialists, LLC (DE)

Upper Delaware Valley Cancer Center Associates# (PA)

Urgent Care JV Holdings, LLC (DE)

USRC Montgomery Partners, LLC# (PA)

USRC PMMC, LLC# (PA)

USRC Pottstown, LLC# (PA)

Valley Advanced Imaging, LLC# (IN)

Valley Advanced MRI, LLC# (IN)

Valley Health System, LLC# (DE)

ValleyCare Cardiology Group, LLC (DE)

Valparaiso Home Care Services, LLC (DE)

Van Buren H.M.A., LLC (AR)	d/b/a Summit Medical Center

Van Buren HMA Central Business Office, LLC (AR)

Vanderbilt-Gateway Cancer Center, G.P.# (DE)

Venice HMA, LLC (FL)	d/b/a Venice Regional Bayfront Health

Venice Home Care Services, LLC (DE)

VHC Holdings, LLC (DE)

VHC Medical, LLC (DE)

Vicksburg Healthcare, LLC (DE)	d/b/a Merit Health River Region

Vicksburg HMA Physician Management, LLC (MS)

Vicksburg Surgical Center, LLC (DE)

Victoria Clinic Asset Holding Company, LLC (DE)

Victoria Hospital, LLC (DE)

Victoria of Texas, L.P. (DE)	d/b/a DeTar Hospital Navarro; DeTar Hospital North

Victoria Texas Home Care Services, LLC (DE)

Village Medical Center Associates, LLC (DE)

Virginia Care Company, LLC (DE)

Virginia Hospital Company, LLC (VA)

VirtualHealthNow, LLC (DE)

Warren Ohio Hospital Company, LLC (DE)	d/b/a Trumbull Memorial Hospital

Warren Ohio Physician Services, LLC (DE)

Warren Ohio Rehab Hospital Company, LLC (DE)

Warsaw Health System, LLC* (DE)	d/b/a Kosciusko Community Hospital

Washington Clinic Corp. (MS)

Washington Hospital Corporation (MS)

Washington Physician Corp. (MS)

WA-SPOK DH CRNA, LLC (DE)

WA-SPOK DH Urgent Care, LLC (DE)

WA-SPOK Kidney Care, LLC (DE)

WA-SPOK Medical Care, LLC (DE)

WA-SPOK Primary Care, LLC (DE)

WA-SPOK Pulmonary & Critical Care, LLC (DE)

WA-SPOK VH CRNA, LLC (DE)

WA-SPOK VH Urgent Care, LLC (DE)

Watsonville Healthcare Management, LLC (DE)

Watsonville Hospital Corporation (DE)	d/b/a Watsonville Community Hospital

Wauchula HMA Physician Management, LLC (FL)

Waukegan Clinic Corp. (IL)

Waukegan Hospice Corp. (IL)

Waukegan Hospital Corporation (IL)

Waukegan Illinois Hospital Company, LLC (IL)	d/b/a Vista Medical Center East; Vista Medical Center West

Weatherford Home Care Services, LLC (DE)

Weatherford Hospital Corporation (TX)

Weatherford Mammography JV, LLC# (DE)

Weatherford Texas Hospital Company, LLC (TX)	d/b/a Weatherford Regional Medical Center

Webb County Texas Home Care Services, LLC (DE)

Webb Hospital Corporation (DE)

Webb Hospital Holdings, LLC (DE)

Wesley Health System LLC (DE)	d/b/a Merit Health Wesley

Wesley HealthTrust, Inc. (MS)

Wesley Physician Services, LLC (DE)

West Anaheim Medical Center, LLC (DE)

West Anaheim, LLC (DE)

West Grove Clinic Company, LLC (DE)

West Grove Family Practice, LLC (DE)

West Grove Home Care, LLC (DE)

West Grove Hospital Company, LLC (DE)	d/b/a Jennersville Regional Hospital

Western Arizona Regional Home Health and Hospice, Inc. (AZ)

Western Illinois Kidney Center, L.L.C.# (IL)

Western Reserve Health Education, Inc. (DE)

Westmed (TX)

Wharton Medco, LLC (DE)

Wheeling HBP Clinic Company, LLC (DE)

Wheeling West Virginia Clinic Company, LLC (DE)

Wheeling West Virginia Hospital Company, LLC (DE)

WHMC, LLC (DE)

Wichita Falls Texas Home Care Corporation (TX)

Wichita Falls Texas Private Duty Corporation (TX)

Wilkes-Barre Academic Medicine, LLC (DE)

Wilkes-Barre Behavioral Hospital Company, LLC (DE)

Wilkes-Barre Behavioral Ventures, LLC (DE)

Wilkes-Barre Clinic Company, LLC (DE)

Wilkes-Barre Community Residential Unit, LLC (DE)

Wilkes-Barre Holdings, LLC (DE)

Wilkes-Barre Home Care Services, LLC (DE)

Wilkes-Barre Hospital Company, LLC (DE)	d/b/a Wilkes—Barre General Hospital

Wilkes-Barre Intermountain Clinic, LLC (DE)

Wilkes-Barre Personal Care Services, LLC (DE)

Wilkes-Barre Skilled Nursing Services, LLC (DE)

Willamette Community Medical Group, LLC (DE)

Williamson HMA Physician Management, LLC* (DE)

Williamson Memorial Hospital, LLC* (WV)	d/b/a Williamson Memorial Hospital

Williamston Clinic Corp. (NC)

Williamston HBP Services, LLC (DE)

Williamston Hospital Corporation (NC)	d/b/a Martin General Hospital

Winder HMA, LLC (GA)	d/b/a Barrow Regional Medical Center

Wiregrass Clinic, LLC (DE)

Women & Children’s Hospital, LLC (DE)	d/b/a Lake Area Medical Center

Women’s Health Partners, LLC (DE)

Women’s Health Specialists of Carlisle, LLC (PA)

Woodland Heights Medical Center, LLC (DE)

Woodward Clinic Company, LLC (DE)

Woodward Health System, LLC (DE)	d/b/a AllianceHealth Woodward

Woodward Home Care Services, LLC (DE)

Wyoming Michigan Holdings, LLC (DE)

Yakima HMA Home Health, LLC (WA)

Yakima HMA Physician Management, LLC (WA)

Yakima HMA, LLC (WA)	d/b/a Toppenish Community Hospital; Yakima Regional Medical & Cardiac Center

York Anesthesiology Physician Services, LLC (DE)

York Clinic Company, LLC (DE)

York Home Care Services, LLC (DE)

York Pathology Physician Services, LLC (DE)

York Pennsylvania Holdings, LLC (DE)

York Pennsylvania Hospital Company, LLC (DE)	d/b/a Memorial Hospital

Youngstown Home Care Services, LLC (DE)

Youngstown Ohio Hospital Company, LLC (DE)	d/b/a Northside Medical Center

Youngstown Ohio Laboratory Services Company, LLC (DE)

Youngstown Ohio Outpatient Services Company, LLC (DE)

Youngstown Ohio Physician Services Company, LLC (DE)

Youngstown Ohio PSC, LLC (DE)